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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 5, 2003

                       Crown Castle International Corp.
            (Exact Name of Registrant as Specified in its Charter)

        Delaware                         0-24737                 76-0470458
    (State or Other                 (Commission File           (IRS Employer
Jurisdiction of Incorporation)           Number)          Identification Number)

                               510 Bering Drive
                                   Suite 500
                               Houston, TX 77057
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (713) 570-3000

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                    This document includes "forward-looking"
                 statements within the meaning of Section 27A of
                the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's
              expectations regarding the future performance of its
      businesses and its financial position are forward-looking statements.
                 These forward-looking statements are subject to
                       numerous risks and uncertainties.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits

           Exhibit No.       Description

             99.1            Press Release dated May 5, 2003


ITEM 9. REGULATION FD DISCLOSURE (ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

On May 5, 2003, the Company issued a press release disclosing its financial results for the first quarter of 2003. The May 5 press release is attached as
Exhibit 99.1 to this Form 8-K.

In accordance with SEC Release No. 33-8216, the information in this Current Report on Form 8-K (including the attached exhibit), intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure." As provided in General Instructions B.2 and B.6 of Form 8-K, such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CROWN CASTLE INTERNATIONAL CORP.

                                        By:  /s/ E. Blake Hawk
                                           ------------------------------
                                           Name:  E. Blake Hawk
                                           Title: Executive Vice President
                                                  and General Counsel

Date: May 5, 2003

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                                 EXHIBIT INDEX

     Exhibit No.       Description

        99.1           Press Release dated May 5, 2003



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